ING Mutual Funds

ING Global Bond Fund

(the “Fund”)

ING Intermediate Bond Portfolio

ING Intermediate Bond Portfolio

(the “Portfolio”)

ING Partners, Inc.

ING Global Bond Portfolio

(the “Portfolio”)

Supplement dated August 6, 2012

to the Current Statements of Additional Information (“SAIs”)

for above-referenced Portfolios and Fund

Effective immediately the SAIs for the Portfolios and the Fund are revised as follows:

ING Global Bond Fund

The section entitled “Fundamental and Non-Fundamental Investment Restrictions — Global Bond Fund — Non-Fundamental Investment Policies” of the Fund’s SAI is deleted in its entirety and replaced with the following:

Non-Fundamental Investment Policies

The Board has adopted a non-fundamental investment restriction, which may be changed by a vote of the Fund’s Board and without shareholder vote, that the Fund will not make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund’s total assets, taken at market value.

The Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in bonds of issuers in a number of different countries, which may include the United States.  This policy may be changed by a vote of the Fund’s Board and without shareholder vote. The Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such investment policy.  If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.  An underlying fund’s investment in bonds or its investments in derivatives and synthetic instruments that have economic characteristics similar to the above investments, and the Fund’s investment in derivatives and synthetic instruments that have economic characteristics similar to the above investments may be counted toward satisfaction of the 80% policy.

ING Intermediate Bond Portfolio

The section entitled “Fundamental and Non-Fundamental Investment Restrictions — Non-Fundamental Investment Policies Pursuant to Rule 35d-1 of the 1940 Act — ING Intermediate Bond Portfolio” of the Portfolio’s SAI is deleted in its entirety and replaced with the following:

ING Intermediate Bond Portfolio

The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of bonds, including but not limited to corporate, government and mortgage bonds, which, at the time of purchase, are rated investment grade (for example, rated at least BBB- by Standard & Poor’s Rating Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated.  An underlying fund’s investment in bonds or its investments in derivatives and synthetic instruments that have economic characteristics similar to the above investments, and the Portfolio’s investment in derivatives and synthetic instruments that have economic characteristics similar to the above investments may be counted toward satisfaction of the 80% policy.

ING Global Bond Portfolio

The section entitled “Fundamental and Non-Fundamental Investment Restrictions — Non-Fundamental Investment Policies Pursuant to Rule 35d-1 of the 1940 Act — ING Global Bond Portfolio” of the Portfolio’s SAI is deleted in its entirety and replaced with the following:

ING Global Bond Portfolio

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds of issuers in a number of different countries, which may include the United States. An underlying fund’s investment in bonds or its investments in derivatives and synthetic instruments that have economic characteristics similar to the above investments, and the Portfolio’s investment in derivatives and synthetic instruments that have economic characteristics similar to the above investments may be counted toward satisfaction of the 80% policy.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT DATED AUGUST 3, 2012